                                                                      Exhibit 24
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                 CONSENT OF ERNST & YOUNG, INDEPENDENT AUDITORS
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We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-84558) pertaining to the Kohl's Corporation Employee Savings Plan (the Plan) of our report dated June 21, 1996, with respect to the financial statements and schedules of the Plan included in this Annual report (Form 11-K) for the year ended February 3, 1996.



Milwaukee, Wisconsin                             ERNST & YOUNG LLP
July 29, 1996